UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 2, 2024
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 2, 2024, James R. Scott entered into a letter agreement (the “Agreement”) with the Board of Directors (the “Board”) of First Interstate BancSystem, Inc. (the “Company”), pursuant to which the Board agreed, based in part on the recommendation of its Governance and Nominating Committee, to nominate Mr. Scott for re-election at the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”), contingent upon Mr. Scott’s resignation as a director effective at the 2025 annual meeting of shareholders if he is re-elected by the Company’s shareholders at the 2024 Annual Meeting. If elected, it is expected that Mr. Scott would continue to serve as a member of the Company’s Compensation and Human Capital Committee during his final year of service on the Board. The Company’s Corporate Governance Guidelines provide that a director who reaches the age of 72 resign from the Board effective as of the following annual meeting of shareholders unless the Board, in compliance with the guidelines, approves that the director remain on the Board following the director’s 72nd birthday. Mr. Scott’s resignation from the Board is included in the Agreement, and he has agreed not to seek nomination to the Board as a director after the 2025 annual meeting of shareholders. Additional information concerning Mr. Scott’s nomination will be included in the Company’s definitive proxy statement to be filed with the Securities and Exchange Commission under cover of Schedule 14A and used in connection with the Company’s 2024 Annual Meeting; interested parties are encouraged to read the additional information to be included in the proxy statement concerning the nomination process when it becomes available. The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as an exhibit to this current report and incorporated herein by reference.
Also on April 2, 2024, James P. Brannen, an incumbent Class III director, informed the Board of his decision to retire from the Board effective at the 2024 Annual Meeting and as a result to not seek to stand for re-election at the 2024 Annual Meeting. Mr. Brannen will be expected to continue to serve as a member of the Board, and of the Audit Committee and Technology, Innovations and Operations Committee of the Board, until his current term on the Board expires at the 2024 Annual Meeting.
Cautionary Note Regarding Forward-Looking Statements
Statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” “look forward to,” “aim,” and similar words or phrases indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions and projections about our business and the Company, and are not guarantees of our future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The Company has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the Securities and Exchange Commission identified above, which you should read in their entirety before making any investment or other decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	99.1	Agreement

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 4, 2024

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer